增補契約書

出資人：蔡明吟　　（以下簡稱甲方）
受託人：昇陽開發實業股份有限公司　　（以下簡稱乙方）

立契約書人：

Aerkomm Inc.　　（以下簡稱丙方）
買受人：愛爾康資料處理股份有限公司　　（以下簡稱丁方）

緣甲乙丙丁四方前於民國(以下同)107年7月10日就甲方所有之座落於基隆市信義區大水窟段89-49地號土地訂有不動產買賣契約書(以下簡稱原契約)，現甲乙丙丁四方同意增訂本增補契約書，以資信守：

1、甲乙丙丁方四方同意買賣標的暫不予過戶，待主管機關核准丙、丁方興建資料處理中心及衛星上鍊基站後再行辦理。
2、惟若丙、丁方未能在110年7月31日前取得核准時，甲、乙方或丙、丁方均得以書面通知他方解除原契約，其解約方式依原契約第九條約定辦理。
3、本契約書壹式四份，由各方各自收執乙份，並自各方完成簽訂之日起生效。

立契約書人：

甲　方：出 資 人：蔡明吟　　（簽章）
身分證字號：

乙　方：受 託 人：昇陽開發實業股份有限公司
法定代理人：田啟祥
統一編號　：70777671

丙　方：Aerkomm Inc.
法定代理人：Louis Giordimaina

丁　方：買 受 人：愛爾康資料處理股份有限公司
法定代理人：徐志明

中　華　民　國　1　0　9　年　1　1　月　1　0　日